Exhibit 99.1
ELLINGTON CREDIT ANNOUNCES SHAREHOLDER APPROVAL OF CONVERSION TO CLO CLOSED-END FUND
—Conversion to be Completed in the Near Future—
OLD GREENWICH, CONNECTICUT, January 21, 2025—Ellington Credit Company (the “Company” or “we”) (NYSE: EARN) announced today that it has received shareholder approval, at a special meeting of shareholders (the “Special Meeting”), for the Company’s conversion (the “Conversion”) to a Delaware registered closed-end fund. The converted entity will focus on corporate CLO investments and will be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. The Conversion is anticipated to become effective in the near future, and will be accompanied by a separate press release.
Over 93% of the votes cast at the Special Meeting were in favor of the Conversion, and excluding abstentions, over 95% of such votes were cast in favor. The holder of the Company’s Series A Preferred Shares (the “Preferred Shares”) cast its votes in proportion to those cast by common shareholders, as required. The Preferred Shares were automatically redeemed following the vote.
Laurence Penn, Chief Executive Officer and President, commented:
“I would like to thank our shareholders for their overwhelming support throughout this conversion process. We believe that completing our strategic transformation will greatly enhance our ability to deliver strong earnings and unlock additional value for our shareholders moving forward.”
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "may," "expect," "project," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from those stated or implied by our forward-looking statements: changes in interest rates and the market value of our investments, market volatility, changes in the default rates on corporate loans, our ability to borrow to finance our assets, changes in government regulations affecting our business, our ability to maintain our exclusion from registration under the Investment Company Act of 1940, our ability to pivot our investment strategy to focus on collateralized loan obligations ("CLOs"), a deterioration in the CLO market, our ability to utilize our net operating loss carryforwards, our ability to convert to a closed end fund/RIC, and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, as stated above, forward-looking statements are subject to numerous risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K, which can be accessed through the link to our SEC filings under "For Investors" on our website (at www.ellingtoncredit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.
About Ellington Credit Company
Ellington Credit Company, formerly known as Ellington Residential Mortgage REIT, was initially formed as a real estate investment trust ("REIT") that invested primarily in residential mortgage-backed securities ("MBS"). On March 29, 2024, the Company’s Board of Trustees approved a strategic transformation of its investment strategy to focus on corporate CLOs, with an emphasis on mezzanine debt and equity tranches. In connection with this transformation, the Company revoked its election to be taxed as a REIT effective January 1, 2024, and rebranded to Ellington Credit Company. The Company intends to convert to a closed-end fund and complete its transition from an MBS-focused company to a CLO-focused company.
Ellington Credit Company is externally managed and advised by Ellington Credit Company Management LLC, an affiliate of Ellington Management Group, L.L.C.

Contacts

Investors:
Ellington Credit Company
Investor Relations
(203) 409-3773
info@ellingtoncredit.com

or

Media:
Amanda Shpiner/Grace Cartwright
Gasthalter & Co.
for Ellington Credit Company
(212) 257-4170
Ellington@gasthalter.com

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